                                                                    EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below.
The principal business address of each of these Reporting Persons is 333 South
Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Capital Group Holdings GP, LLC
Date of Event Requiring Statement:  February 7, 2017

Issuer Name and Ticker or Trading Symbol:  First BanCorp. [FBP]

                        OAKTREE FUND GP, LLC

                        By:    Oaktree Fund GP I, L.P., its managing member

                        By:    /s/ Jamie Toothman
                               ------------------------------------------------
                               Name:  Jamie Toothman
                               Title:  Authorized Signatory

                        OAKTREE FUND GP I, L.P.

                        By:    /s/ Jamie Toothman
                               ------------------------------------------------
                               Name:  Jamie Toothman
                               Title:  Authorized Signatory

                        OAKTREE CAPITAL I, L.P.

                        By:    /s/ Jamie Toothman
                               ------------------------------------------------
                               Name:  Jamie Toothman
                               Title:  Vice President

                        OCM HOLDINGS I, LLC

                        By:    /s/ Jamie Toothman
                               ------------------------------------------------
                               Name:  Jamie Toothman
                               Title:  Vice President

                        OAKTREE HOLDINGS, LLC

                        By:    /s/ Jamie Toothman
                               ------------------------------------------------
                               Name:  Jamie Toothman
                               Title:  Vice President

                        OAKTREE CAPITAL GROUP, LLC

                        By:    /s/ Jamie Toothman
                               ------------------------------------------------
                               Name:  Jamie Toothman
                               Title:  Vice President

                        OAKTREE CAPITAL GROUP HOLDINGS, L.P.

                        By:    Oaktree Capital Group Holdings GP, LLC,
                               its General Partner

                        By:    /s/ Jamie Toothman
                               ------------------------------------------------
                               Name:  Jamie Toothman
                               Title:  Vice President

                        OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                        By:    /s/ Jamie Toothman
                               ------------------------------------------------
                               Name:  Jamie Toothman
                               Title:  Vice President

                        OCM FIE, LLC

                        By:    /s/ Jamie Toothman
                               ------------------------------------------------
                               Name:  Jamie Toothman
                               Title:  Authorized Signatory